UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04605

First Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	March 31, 2009

Date of reporting period:	March 31, 2009

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Table of Contents

Letter from the Adviser	1

Financial Data	4

Portfolio of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Statement of Cash Flows	16

Financial Highlights	17

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	28

Additional Information	29

Directors and Officers	31

Annual Report | March 31, 2009

Dear Shareholders:

The First Opportunity Fund (the “Fund”) returned -42.5% on net asset value for the twelve-month period ending March 31, 2009. Financial stocks underperformed the overall market index, as measured by the S&P 500, which returned -38.1%.

TOTAL RETURNS as of March 31, 2009

	YTD	6 M	1 YR	3 YRS	5 YRS	10 YRS
First Opportunity Fund NAV	-7.9%	-27.8%	-42.5%	-21.6%	-8.7%	8.1%
S&P 500 Index	-11.0	-30.5	-38.1	-13.1	-4.8	-3.0
NASDAQ Composite*	-1.7	-25.7	-31.5	-12.2	-4.2	-4.1
NASDAQ Banks*	-25.6	-37.8	-40.8	-22.5	-12.6	-1.5
SNL All Daily Thrift	-16.2	-27.9	-45.3	-30.9	-19.1	-2.5

Sources: Wellington Management Company, LLP

*Principal Only

Periods greater than one year are annualized

The past year was one of the most challenging since the Fund’s inception. After several years of piling leverage into the system, both on consumer and corporate balance sheets, the situation finally came to a crisis with extreme levels of volatility and illiquidity not seen in the post-World War II era. For financial sector stocks, it has turned into an epic battle between the financial meltdown and the federal government’s policy response. While it was clear that the Fed and the Treasury did not like the vital signs of its patient, the US financial economy, the good news is that they have responded extraordinarily boldly and without precedent with new medicines such as TARP, TALF, and direct security purchases to re-hydrate the liquidity. The challenge is that we do not know what the long-term side effects or ultimate consequences will be from this unprecedented response. We have seen estimates that the quantitative monetary and fiscal easing both applied and proposed by the government is more than ten times, as a percent of GDP, what was applied during the “Great Depression.” These intervention programs have shown some success in helping to buy the time necessary to help heal our insolvent financial system. Without these government programs, many more banks would have failed by now. We will see more failures, as bad loan recognition accelerates, and it will take time for the resource-constrained FDIC to deal with this work load.

www.firstopportunityfund.com

Letter from the Adviser

Despite ongoing political uncertainty, and as we interpret the results of the government’s “stress tests”, it is clear to us that banks will need to raise significant amounts of capital in the coming months to have a fighting chance at long term survival. We expect some “champion” banks to emerge from this process. These banks will be the big beneficiaries of the FDIC process of seizing banks and selling off their deposits. The most successful will be those with management teams able to use their excess capital to buy and integrate failed banks effectively.

While the government’s policy response has arrested the liquidity meltdown in the financial economy, and it has given us some hope, there is little evidence yet that the decline of the real economy will slow as well. However, the de-leveraging of our historically overleveraged homeowners will take years, not months. Substituting government demand for vanishing consumer demand by borrowing $2 trillion a year helps numb the pain, but that remedy, borrowing and leveraging up, is ironically quite like what got us into this situation in the first place. At this point, it is difficult to ascertain what the unintended consequences might be from such vast government intervention.

During this challenging environment, we took a defensive posture and increased the cash position in the Fund, which was approximately 23% of total investments at the end of the period. We invested in companies with the least exposure to loans, such as Goldman Sachs and the property and casualty insurers. During the twelve-month period ended March 31, 2009, Goldman Sachs (+49.3%), a US-based bank holding company and investment bank, was the strongest contributor to absolute performance. The company’s shares moved higher in 2009 as the firm’s relatively cleaner balance sheet and the market’s higher confidence in its book value relative to peers attracted investors as an industry-leading safe haven. Shares also benefited from an announcement that the firm was looking for ways to pay back the government TARP loans sooner than anticipated. Specialty finance company Chimera Investment (+53.4%) and insurance/reinsurance company Lancashire Holdings (+14.3%) were also positive contributors to absolute performance during the period.

The top detractor from absolute performance during the period was Thornburg Mortgage (-83.8%). Shares of this Mortgage REIT declined sharply as the company faced a liquidity crisis with the pulling of its rep lines, and despite a quality prime mortgage portfolio, it ultimately was forced to file for bankruptcy. The Fund’s participation in the private capital raise for Washington Mutual in April 2008 proved

Annual Report | March 31, 2009

disappointing after liquidity concerns about its deposits resulted in a government forced sale to JP Morgan. AerCap Holdings
(-81.4%), a global aviation company engaged in aircraft and engine leasing, was also a significant detractor from the Fund’s absolute returns during the period.

In terms of industry positioning, the Fund has remained primarily invested in Regional Banks (29%) and Thrift & Mortgage Finance names (29%). We trimmed our exposure to Regional Banks and to Asset Management & Custody names over the past twelve months, while significantly increasing our exposure to Investment Banking & Brokerage firms (13%). At the end of the period, approximately 7% of the Fund’s equity securities were domiciled outside the US. The Fund’s top holdings at the end of the period included Goldman Sachs, Community Bank, Northfield Banc NJ, and MF Global.

While we expect continued volatility ahead in the markets and substantial amounts of capital to be raised, our best bet will be to remain flexible and opportunistic. We will look to invest in those companies in a position to grow their pre-tax pre-loan provision profitability and to those with access to capital. It is our hope that these extraordinary times will provide tremendous investment opportunities for long-term fund shareholders.

As always, we appreciate your support of the Fund.

Nicholas C. Adams

Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP

Financial Data

	Per Share of Common Stock
	Net Asset	NYSE	Dividend
	Value	Closing Price	Paid
3/31/08	$10.18	$9.04	$0.00
4/30/08	10.28	9.66	0.00
5/31/08	10.19	9.76	0.00
6/30/08	8.75	8.28	0.00
7/31/08	8.81	8.79	0.00
8/31/08	8.77	7.95	0.00
9/30/08	8.07	7.63	0.00
10/31/08	6.97	5.76	0.00
11/30/08	6.30	4.84	0.00
12/31/08	6.17	5.09	0.13
1/31/09	5.66	4.50	0.00
2/28/09	5.49	4.28	0.00
3/31/09	5.68	4.32	0.00

First Opportunity Fund, Inc. (formerly First Financial Fund, Inc.) was ranked #1 in Lipper Closed-End Equity Fund Performance for the 10 years ending:

•   December 31, 2006

•   December 31, 2005

•   December 31, 2004

and the 5 years ending:

•   December 31, 2004 by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

Financial Data

INVESTMENTS AS A % OF NET ASSETS (UNAUDITED)

Portfolio of Investments

March 31, 2009

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS (77.4%)
DOMESTIC COMMON STOCKS (66.0%)
Banks & Thrifts (26.4%)
97,144	1st United Bancorp, Inc.*	$354,576
73,090	Alliance Bankshares Corp.*	131,562
541,900	AmeriServ Financial, Inc.	899,554
7,870	Bank of Commerce Holdings	39,665
34,000	Bank of Marin	731,340
83,300	Bank of Virginia*	283,220
57,000	BCB Bancorp, Inc.	511,290
64,300	Beverly National Corp.	935,565
37,400	Bridge Capital Holdings*	168,300
13,400	Cambridge Bancorp	304,850
47,298	Carolina Trust Bank*	227,030
340,815	CCF Holding Co.(a)	204,489
51,860	Centrue Financial Corp.	277,451
60,000	Community Bank(b)(c)	4,594,199
75,800	The Connecticut Bank & Trust Co.*	239,528
114,831	Dearborn Bancorp, Inc.*	208,992
102,266	Eastern Virginia Bankshares, Inc.	858,012
97,200	FC Holdings, Inc.*(b)(c)	415,044
5,700	First Advantage Bancorp	54,150
39,700	First American International*(b)(c)	730,083
32,450	First Bankshares, Inc.*	60,033
79,578	First California Financial Group, Inc.*	334,228
17,400	First Capital Bancorp, Inc.*	96,918
192,300	First Security Group, Inc.	648,051
66,726	First Southern Bancorp*(b)(c)	771,353
28,200	First State Bank*(b)(c)	64,014
2,880	First Trust Bank*	21,888
193,261	Florida Capital Group*(b)(c)	660,953
16,427	FNB Bancorp	197,124
100,000	The Goldman Sachs Group, Inc.	10,602,000
207,700	Great Florida Bank - Class A*	373,860
15,300	Great Florida Bank - Class B*	16,065
66,000	Greater Hudson Bank N.A.*	264,660
228,000	Hampshire First Bank*(c)	1,151,400
35,203	Heritage Oaks Bancorp*	140,812
49,200	ICB Financial*	123,000
19,000	Katahdin Bancshares Corp.*(c)	171,000
905,600	National Bancshares, Inc.*(b)(c)	1,358,400

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Banks & Thrifts (continued)
39,900	New England Bancshares, Inc.*	$235,410
5,400	North Dallas Bank & Trust, Co.	221,400
361,622	Northfield Bancorp, Inc.	3,952,528
40,500	Oak Ridge Financial Services, Inc.*	151,875
2,500	Old Point Financial Corp.	47,100
39,803	Parkway Bank*	99,508
130,500	Pennsylvania Commerce Bancorp*	2,401,200
163,590	Pilot Bancshares, Inc.	490,770
190,540	Republic First Bancorp, Inc.*	1,358,550
92,369	Southern First Bancshares, Inc.*	518,190
302,900	Square 1 Financial, Inc.*(b)(c)	1,750,762
97,500	State Bancorp, Inc.*	750,750
84,158	Sterling Banks, Inc.*	79,109
135,639	Sun Bancorp, Inc.*	703,966
49,680	Valley Commerce Bancorp*	248,400
36,100	VIST Financial Corp.	252,700
43,787	Wainwright Bank & Trust Co.	292,935
42,700	Washington Banking Co.	290,360
		43,070,172
Diversified Financial Services (6.5%)
16,240	Affinity Financial Corp.*(b)(c)	1,462
25,000	CMET Finance Holding*(b)(d)	721,750
165,700	Goldleaf Financial Solutions, Inc.*	124,275
276,300	Highland Financial Partners LP*(b)(d)	—
60,000	Independence Financial Group, Inc.*(b)(c)	258,600
93,615	Mackinac Financial Corp.*	374,460
864,523	MF Global, Ltd.*	3,656,932
175,100	Muni Funding Co. of America, LLC(b)(d)	259,148
260,100	Ocwen Financial Corp.*(b)(c)	2,675,650
455,100	Ocwen Structured Investments, LLC*(b)(c)	768,204
265,000	Resource Capital Corp.*(d)	805,600
466,667	Terra Nova Financial Group*	261,333
199,641	TICC Capital Corp.	699,742
		10,607,156
Insurance (2.6%)
241,100	Amtrust Financial Services, Inc.(d)	2,302,505
72,000	Maiden Holdings, Ltd.*(b)(c)	289,656
375,700	Maiden Holdings, Ltd.(d)	1,679,379
		4,271,540

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Investment Companies (0.2%)
175,430	American Capital, Ltd.(c)	$328,054

Mortgages & REITS (5.1%)
1,026,600	Chimera Investment Corp.	3,449,376
152,766	Cypress Sharpridge Investments, Inc., REIT(b)(d)	1,145,745
55,000	Embarcadero Bank*(b)(c)	542,300
177,324	MFA Mortgage Investments, Inc., REIT	1,042,665
155,504	Newcastle Investment Holdings Corp., REIT*(b)	673,332
87,900	Verde Realty*(b)(c)	1,408,158
		8,261,576
Savings & Loans (25.2%)
236,800	Abington Bancorp, Inc.	1,960,704
75,500	American Bancorp of NJ	713,475
34,100	Appalachian Bancshares, Inc.*	40,920
10,000	Auburn Bancorp, Inc.*	98,500
151,500	Beacon Federal Bancorp, Inc.	1,227,150
294,061	Beneficial Mutual Bancorp, Inc.*	2,896,501
129,280	Broadway Financial Corp.(a)	549,440
60,100	Carver Bancorp, Inc.	204,941
81,700	Central Federal Corp.	236,930
72,446	CFS Bancorp, Inc.	282,539
33,000	Citizens Community Bank*	173,250
540,000	Citizens Republic Bancorp, Inc.*	837,000
199,382	Danvers Bancorp, Inc.	2,753,465
26,900	ECB Bancorp, Inc.	390,050
207,100	ESSA Bancorp, Inc.	2,756,501
32,500	Fidelity Federal Bancorp(b)	162,500
25,638	First Community Bank Corp. of America*	105,116
423,058	Flagstar Bancorp, Inc.*(c)	317,294
43,400	Georgetown Bancorp, Inc.*	151,900
222,900	Hampden Bancorp, Inc.	2,075,199
3,630	HF Financial Corp.	46,283
62,916	Home Bancorp, Inc.*	610,914
204,948	Home Federal Bancorp, Inc.	1,789,196
77,500	Jefferson Bancshares, Inc.	595,975
81,700	Legacy Bancorp, Inc.	781,869
56,000	Liberty Bancorp, Inc.	372,400
130,712	LSB Corp.	1,168,565
30,200	Malvern Federal Bancorp, Inc.	270,290
182,200	Meridian Interstate Bancorp, Inc.*	1,534,124

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Savings & Loans (continued)
310,300	MidCountry Financial Corp.*(b)(c)	$1,902,139
113,200	Newport Bancorp, Inc.*	1,245,200
67,100	Old Line Bancshares, Inc.	395,890
110,400	Osage Bancshares, Inc.	886,512
163,300	Pacific Premier Bancorp, Inc.*	702,190
165,930	Perpetual Federal Savings Bank(a)	1,825,230
17,500	Privee, LLC*(b)(c)	1,115,450
75,100	Provident Financial Holdings, Inc.	395,026
40,650	Redwood Financial, Inc.*(a)(b)	508,125
89,993	River Valley Bancorp(a)	1,079,016
28,600	Rockville Financial, Inc.	260,260
38,700	Rome Bancorp, Inc.	312,696
6,300	Royal Financial, Inc.*	22,050
289,600	SI Financial Group, Inc.	1,086,000
17,600	Sound Financial, Inc.	107,360
100,000	Sterling Eagle*(b)	—
110,500	Third Century Bancorp(a)	348,075
180,649	United Financial Bancorp, Inc.	2,364,695
125,200	ViewPoint Financial Group	1,506,156
1,451,428	Washington Mutual Unit Split*(b)(c)	72,498
		41,237,559
TOTAL DOMESTIC COMMON STOCKS (Cost $196,842,801)		107,776,057

FOREIGN COMMON STOCKS (9.7%)
Bermuda (3.7%)
441,422	Catlin Group, Ltd.	1,982,453
112,000	CRM Holdings, Ltd.*	71,680
108,200	Maiden Holdings, Ltd.	483,654
36,500	RAM Holdings, Ltd.*	9,125
20,000	White Mountains Insurance Group, Ltd.	3,438,199
		5,985,111
Brazil (0.1%)
292,300	Brasil Brokers Participacoes S.A.*	141,126

Canada (0.3%)
111,000	DundeeWealth, Inc.	439,316

Cayman Islands (0.0%)(e)
84,000	Real Gold Mining, Ltd.*	65,894

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Denmark (0.4%)
12,690	Gronlandsbanken	$667,734

Great Britain (2.0%)
472,279	Lancashire Holdings, Ltd.*	3,252,704

India (0.8%)
14,934	Financial Technologies India, Ltd.	182,425
13,393	Housing Development Finance Corp.	372,792
193,066	Indiabulls Financial Services, Ltd.	342,865
80,902	Kotak Mahindra Bank, Ltd.	449,996
		1,348,078
Netherlands (0.5%)
234,330	AerCap Holdings N.V.*	761,573

Singapore (0.0%)(e)
214,000	ARA Asset Management, Ltd.(d)	59,095

Switzerland (1.9%)
89,969	Paris RE Holdings, Ltd.*	1,553,931
8,447	Valiant Holding	1,487,853
		3,041,784
TOTAL FOREIGN COMMON STOCKS (Cost $32,765,325)		15,762,415

DOMESTIC PREFERRED STOCK (1.6%)
1,600	Maiden Holdings, Ltd.(b)	1,600,000
1,272	South Financial Group, Inc.*(b)(c)	215,261
4,228	South Financial Group, Inc.*(b)(c)	715,508

TOTAL DOMESTIC PREFERRED STOCK (Cost $7,100,000)		2,530,769

DOMESTIC WARRANTS (0.1%)
195,000	Dime Bancorp, Inc., Warrant, strike price $0.00, Expires 12/26/50*	2,925
423,058	Flagstar Bancorp, Warrant, strike price $0.62, Expires 1/30/19*(b)	224,940

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
DOMESTIC WARRANTS (CONTINUED)
12,300	ICB Financial, Warrant, strike price $8.00, Expires 6/30/09*(b)(c)	$—
233,333	Terra Nova Financial Group, Warrant, strike price $3.00, Expires 3/20/11*(b)(c)	14,840
181,429	Washington Mutual, Inc., Warrant, strike price $10.06, Expires 4/11/13*(b)(c)	—

TOTAL DOMESTIC WARRANTS (Cost $–)		242,705

Par Value

DOMESTIC CORPORATE BONDS & NOTES (0.0%)(e)
Mortgages & REITS (0.00%)(e)
$9,956,000	Thornburg Mortgage, Inc., 18.00%, due 3/31/15(b)(d)	62,882
1,094,077	Thornburg Mortgage, Inc., 18.00%, due 3/31/15(b)	6,910

TOTAL DOMESTIC CORPORATE BONDS & NOTES (Cost $10,072,141)		69,792

TOTAL LONG TERM INVESTMENTS (Cost $246,780,267)		126,381,738

SHORT TERM INVESTMENTS (22.6%)
Repurchase Agreement (22.6%)
36,900,000	Deutsche Bank Tri-party Repo, 0.25% dated 3/31/09, to be repurchased at $36,900,256 on 4/1/09, collateralized by U.S. Government Agency Securities with an aggregate market value plus interest of $ 37,638,000.	36,900,000

TOTAL SHORT TERM INVESTMENTS (Cost $36,900,000)		36,900,000

TOTAL INVESTMENTS (100.0%) (Cost $283,680,267)		163,281,738

See accompanying notes to financial statements.

Value (Note 1)
TOTAL OTHER ASSETS LESS LIABILITIES (0.0%)	$9,192

NET ASSETS (100.0%)	163,290,930

*	Non-income producing security.

(a)	Affiliated Company. See Note 9 to Financial Statements.

(b)	Indicates a fair valued security. Total value for fair value securities is $25,689,866 representing 15.7% of total net assets.

(c)

Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2009, these securities had a total value of $22,292,282 or 13.65% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

(e)	Less than 0.05% of Total Net Assets.

Common Abbreviations:

REIT - Real Estate Investment Trust

For Fund compliance purposes, the Fund’s industry and/or geography classifications refer to any one or more of the industry/geography sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine industry/geography sub-classifications for reporting ease. Industries/geographies are shown as a percent of net assets. These industry/geography classifications are unaudited.

See accompanying notes to financial statements.

Statement of Assets and Liabilities March 31, 2009

ASSETS
Investments:
Investments (including repurchase agreement of $36,900,000), at value of Unaffiliated Securities (Cost $279,469,752)(Note 1)	$158,767,363
Investments, at value of Affiliated Securities (Cost $4,210,515)(Notes 1 and 9)	4,514,375
Total Investments, at value	163,281,738
Swap contracts, at value	2,250,423
Cash	814,577
Dividends and interest receivable	201,389
Dividends reclaim receivable	91,733
Receivable for investments sold	47,169
Prepaid expenses and other assets	72,725
Total Assets	166,759,754

LIABILITIES
Payable for investments purchased	2,865,030
Investment advisory fees payable (Note 2)	464,494
Legal and audit fees payable	46,948
Administration and co-administration fees payable (Note 2)	40,938
Directors’ fees and expenses payable (Note 2)	20,799
Accrued expenses and other payables	30,615
Total Liabilities	3,468,824
NET ASSETS	$163,290,930

NET ASSETS CONSISTS OF:
Par value of common stock (Note 4)	$28,739
Paid-in capital in excess of par value of Common Stock	343,982,414
Undistributed net investment income	752,569
Accumulated net realized loss on investments sold	(63,321,206)
Net unrealized depreciation on investments, swaps, and foreign currency translation	(118,151,586)
NET ASSETS	$163,290,930

Net Asset Value, $163,290,930/28,739,389 Shares Outstanding	$5.68

See accompanying notes to financial statements.

Statement of Operations For the Year Ended March 31, 2009

NET INVESTMENT INCOME
Investment Income:
Dividends from Unaffiliated Securities (net of foreign withholding taxes of $129,470)	$7,484,321
Interest	2,251,177
Dividends from Affiliated Securities	268,919
Securities lending income, net	45,833
Miscellaneous income	828
Total Investment Income	10,051,078

Expenses:
Investment advisory fee (Note 2)	2,428,243
Administration and co-administation fees (Note 2)	676,236
Interest on loan (Note 7)	621,015
Legal and audit fees	160,315
Directors’ fees and expenses (Note 2)	97,253
Insurance expense	71,387
Printing fees	43,149
Custody fees	32,205
Transfer agency fees	16,848
Other	42,013
Total Expenses	4,188,664
Net Investment Income	5,862,414

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	(55,367,622)
Affiliated securities	36
Credit default swap contracts	666,722
Foreign currency related transactions	(4,672,044)
(59,372,908)

Net change in unrealized appreciation/(depreciation) of:
Investment securities	(76,856,928)
Swap contracts	2,250,423
Translation of assets and liabilities denominated in foreign currencies	(5,261)
(74,611,766)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(133,984,674)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(128,122,260)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
OPERATIONS
Net investment income	$5,862,414	$5,282,342
Net realized gain/(loss) on investments sold	(59,372,908)	16,413,884
Net change in unrealized appreciation/(depreciation) on investments, swap contracts and foreign currency translation	(74,611,766)	(113,780,930)
Net Decrease in Net Assets Resulting from Operations	(128,122,260)	(92,084,704)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	(3,598,491)	(5,256,106)
From net realized capital gains	(171,273)	(47,888,966)
Net Decrease in Net Assets from Distributions	(3,769,764)	(53,145,072)

CAPITAL SHARE TRANSACTIONS
Repurchase of Shares (Note 4)	(1,949,879)	—
Net Decrease in Net Assets from Capital Share Transactions	(1,949,879)	—
Net Decrease in Net Assets	(133,841,903)	(145,229,776)

NET ASSETS
Beginning of year	297,132,833	442,362,609
End of period (including undistributed/(overdistributed) net investment income of $752,569 and $ (780,395), respectively)	$163,290,930	$297,132,833

See accompanying notes to financial statements.

Statement of Cash Flows

For the Year Ended March 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(128,122,260)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(143,334,214)
Proceeds from disposition of investment securities	198,404,933
Net proceeds from short-term investment securities	(27,471,066)
Discount accretion	(85,840)
Decrease in receivable for investments sold	51,940
Decrease in dividends and interest receivable	108,532
Decrease in prepaid expenses	39,792
Increase in payable for investments purchased	2,688,416
Decrease in interest due on loan	(215,130)
Decrease in accounts payable and accrued expenses	(483,738)
Net change in unrealized depreciation on investments	76,856,928
Net change in unrealized appreciation on swap contracts	(2,250,423)
Net realized loss from investments	55,367,586
Net realized loss on foreign currency transactions	4,672,044
Net cash provided by operating activities	36,227,500

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from bank borrowing	—
Repayment of bank borrowing	(30,000,000)
Cash distributions paid to shareholders	(3,769,764)
Repurchase of shares	(1,949,879)
Net cash used in financing activities	(35,719,643)

Net increase in cash	507,857

Cash at beginning of year	$306,720
Cash at end of period	$814,577

Supplemental Disclosure of Cash Flow Information Cash paid during the period for interest from bank borrowing	$836,145

See accompanying notes to financial statements.

Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	For the Year Ended March 31,
	2009	2008	2007	2006	2005
OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.18	$15.15	$15.67	$17.28	$19.24

Income from investment operations:
Net investment income	0.17	0.18	0.08	0.15	0.38
Net realized and unrealized gain/(loss) on investments	(4.57)	(3.33)	1.03	2.36	2.74
Total from Investment Operations	(4.40)	(3.15)	1.11	2.51	3.12

Distributions:
Dividends paid from net investment income	(0.12)	(0.18)	(0.20)	(0.20)	(0.38)
Distributions paid from net realized capital gains	(0.01)	(1.64)	(1.43)	(3.92)	(4.72)
Total Distributions	(0.13)	(1.82)	(1.63)	(4.12)	(5.10)

Accretive/dilutive impact of Capital Share Transactions	0.03	—	—	—	0.02
Net asset value, end of period(a)	$5.68	$10.18	$15.15	$15.67	$17.28
Market price per share, end of period(a)	$4.32	$9.04	$14.25	$16.51	$18.02

Total Investment Return Based on Market Price(b)	(51.03)%	(25.85)%	(4.28)%	17.07%	24.41%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets	1.84%	1.57%	1.28%	1.02%	1.06%
Ratio of net investment income to average net assets	2.57%	1.34%	0.50%	1.54%	1.94%
Portfolio turnover rate	64%	76%	55%	70%	79%
Net assets, end of period (in 000’s)	$163,291	$297,133	$442,363	$439,675	$398,632
Number of shares outstanding, end of period (in 000’s)	28,739	29,201	29,201	28,062	23,063

(a)	NAV and Market Value are published in The Wall Street Journal each Monday.
(b)

Total investment return is calculated assuming a purchase of a share of common stock at the current market value on the first day and a value and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performances is not a guarantee of future results.

See accompanying notes to financial statements

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company. As of October 14, 2008 the Fund changed its name from First Financial Fund, Inc. to First Opportunity Fund, Inc. As of July 28, 2008, the Fund is non-diversified and its primary investment objective is total return. Under normal conditions, at least 65% of its assets will be invested in financial services companies, except for temporary or defensive purposes. “Financial services companies” include savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, security exchange companies, financial-related technology companies, investment advisory and asset management firms, and financial conglomerates, and holding companies of any of these companies.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Securities Valuation: Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser. The Fund uses various valuation techniques that utilize both observable and unobservable inputs including

Notes to Financial Statements

March 31, 2009

multi-dimensional relational pricing model, option adjusted spread pricing, book value, last available trade, discounted future cash flow models, cost, and comparable company approach. In such circumstances, the adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis. The financial statements include investments valued at $25,689,866 (15.7% of total net assets) and $66,655,800 (22.4% of total net assets) as of March 31, 2009 and March 31, 2008, respectively, whose fair values have been estimated by management in the absence of readily determinable fair values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (“FASB”) No. 157, “Fair Value Measurements” (“FAS 157”) effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended March 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

		Other Financial Instruments*
	Investments in Securities	Unrealized Appreciation
Valuation Inputs	at Value	(Depreciation)
Level 1 - Quoted Prices	$132,633,388	$—
Level 2 - Other Significant Observable Inputs	10,763,343	2,250,423
Level 3 - Significant Unobservable Inputs	19,885,007	—
Total	$163,281,738	$2,250,423

* Other financial instruments include swap contracts.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 3/31/08	$—
Realized loss	(18,594)
Change in unrealized depreciation	(9,478,644)
Net purchases/(sales)	(3,719,487)
Transfer in and/or out of Level 3	33,101,732
Balance as of 3/31/09	$19,885,007

Realized gains/(losses) on Level 3 securities are included in the Statement of Operations under Realized and Unrealized Gain/(Loss) on Investments. The entire realized loss amount, as shown in the table above, is included in this section on the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the effective interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in Fund’s following year.

Foreign Currency Translation: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

Notes to Financial Statements

March 31, 2009

The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions.

Repurchase Agreements: The Fund may enter into repurchase agreement transactions with United States financial institutions. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the value of which exceed the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. The value of the collateral at the time of the execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Lending of Portfolio Securities: Prior to August 1, 2008, the Fund used State Street Bank and Trust Company (“State Street”) as its lending agent, to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. These fees are reported as “Securities lending income” in the Statement of Operations, net of expenses retained by State Street as compensation for its services as lending agent. The Fund received cash collateral, which was invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. The cash collateral was invested in the State Street Navigator Securities Lending Prime Portfolio. To the extent that advisory or other fees paid by State Street Navigator Securities Lending Portfolio were for the same or similar services as fees paid by the Fund, there was a layering of fees, which would have increased expenses and decreased returns. Although risk was mitigated by the collateral, the Fund could have experienced a delay in recovering its securities and a possible loss of income or value if the borrower failed to return the securities when due. As of March 31, 2009, the Fund was not participating in any securities lending arrangements.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. Credit default swaps are marked to market periodically using quotations from pricing services. Unrealized gains, including the accrual of interest are recorded as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the credit default swap, including the accrual of interest to be paid or received is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreement.

Credit default swap contracts entered into by the Fund as of March 31, 2009, were as follows:

Swap	Referenced	Notional		Rates paid	Termination	Unrealized
Counterparty	Obligation	Amount		by Fund	Date	Appreciation
Morgan Stanley	Barclays Bank	4,500,000	(EUR)	1.42%	9/20/13	$162,440
Goldman Sachs	BNP Paribas	4,500,000	(EUR)	0.67%	9/20/13	106,481
Goldman Sachs	Commerzbank	4,500,000	(EUR)	0.88%	9/20/13	118,799
Morgan Stanley	Credit Agricole	4,500,000	(EUR)	1.09%	9/20/13	23,314
Morgan Stanley	DBR	25,000,000	(USD)	0.12%	9/20/18	813,105
Goldman Sachs	EURO DB	3,400,000	(EUR)	0.88%	9/20/13	74,144
Goldman Sachs	Intesa Sanpaolo	4,500,000	(EUR)	0.57%	9/20/13	238,688
Morgan Stanley	Lloyds Bank	4,500,000	(EUR)	0.89%	9/20/13	274,253
Morgan Stanley	Republic of Korea	3,000,000	(USD)	1.22%	9/20/13	236,252
Morgan Stanley	Royal Bank Scott	4,500,000	(EUR)	1.37%	9/20/13	159,016
Morgan Stanley	Societe Generale	4,500,000	(EUR)	1.01%	9/20/13	43,931
TOTAL						$2,250,423

Expense Offset Arrangement: State Street served as custodian of the Fund through July 31, 2008. State Street’s fee may have been reduced by credits that were an earnings allowance calculated on the average daily cash balances the Fund maintained with State Street. Credit balances used to reduce the Fund’s custodian fees, if any, are reported as a reduction of total expenses in the Statement of Operations. During the year ended March 31, 2009, the Fund had no expense offset arrangement.

Notes to Financial Statements

March 31, 2009

Federal Income Taxes: The Fund intends to qualify as a registered investment company (“RIC”) by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences and (2) the attribution of expenses against certain components of taxable investment income. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

The Fund follows Financial Accounting Standards Board (“FASB”) Interpretation No. 48, (“FIN 48”) “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Management has concluded that First Opportunity Fund, Inc. has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. Federal jurisdiction and the state of Colorado. For the years ended March 31, 2005 through March 31, 2009, the Fund’s Federal and state returns are still open to examination by the appropriate taxing authority. To the best of the Fund’s knowledge, no income tax returns are currently under examination.

Dividends and Distributions to Stockholders: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences related to income and gains are reclassified to paid-in-capital when they arise.

NOTE 2. AGREEMENTS

Wellington Management Company, LLP serves as the investment adviser (the “Investment Adviser”) and makes investment decisions on behalf of the Fund. The Fund pays the Investment Adviser a quarterly fee at the following annualized rates: 1.125% of the Fund’s average month-end net assets (“Net Assets”) up to and including $150 million; 1.000% on Net Assets on the next $150 million; and 0.875% on Net Assets in excess of $300 million.

Fund Administrative Services, LLC (“FAS”), serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund which include: providing the Fund’s principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses, and other administrative tasks. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s average monthly net assets up to $250 million; 0.18% of the Fund’s average monthly net assets on the next $150 million; and 0.15% of the value of the Fund’s average monthly net assets over $400 million. The equity owners of FAS are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”) and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”).

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Investment Adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, the Boulder Total Return Fund, Inc., the Boulder Growth & Income Fund, Inc., and The Denali Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average total assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on average assets up to $1 billion, an annualized fee of 0.03% on average assets between $1 and $3 billion, and an annualized fee of 0.02% on average assets above $3 billion.

State Street served as the Fund’s co-administrator and custodian prior to August 1, 2008, when ALPS became co-administrator and Bank of New York Mellon became the Fund’s custodian.

Computershare Trust Company, N.A. (“Computershare”), serves as the Fund’s Common Stock servicing agent (“Transfer Agent”), dividend-paying agent and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

NOTE 3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities for the year ended March 31, 2009, excluding short-term investments, aggregated $143,334,214 and $198,404,933, respectively.

On March 31, 2009, based on cost of $284,664,966 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $15,261,153 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $136,644,381.

Notes to Financial Statements

March 31, 2009

NOTE 4. CAPITAL

As of March 31, 2009, 50,000,000 shares of $0.001 par value Common Stock were authorized and 28,739,389 shares were issued and outstanding.

Transaction in common stock were as follows.

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
Common Stock outstanding - beginning of period	29,200,589	29,200,589
Common Stock issued as reinvestment of dividends	—	—
Common Stock repurchased	(461,200)	—
Common Stock outstanding - end of period	28,739,389	29,200,589

Between November 13, 2008 and March 31, 2009, 461,200 shares of common stock were repurchased at a total purchase price of $1,949,879, which reflects a weighted average discount from net asset value per share of 27.95%, in accordance with Section 23(c) of the 1940 Act, as described in Note 5 — Share Repurchase Program.

NOTE 5. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine. For the year ended March 31, 2009, the Fund repurchased 461,200 shares of common stock, as described in Note 4 — Capital. For the year ended March 31, 2008, the Fund did not repurchase any of its own shares.

NOTE 6. SIGNIFICANT STOCKHOLDERS

As of March 31, 2009, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,204,417 shares of Common Stock of the Fund, representing 35.51% of the total Fund shares outstanding.

NOTE 7. BORROWINGS

A loan and pledge agreement (the “Agreement”) between the Fund and the Custodial Trust Company of Bear Stearns was reached, in which the Fund could borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $50,000,000 or the maximum the Fund is permitted to borrow under the 1940 Act. For the year ended March 31, 2009, the Fund had an outstanding loan for 206 days, with an average balance of $30,000,000, at an average rate of 3.79% and incurred $621,015 of interest expense. The loan was paid in full on October 23, 2008 and the Agreement was terminated.

NOTE 8. DISTRIBUTIONS AND TAX INFORMATION

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during the year ending March 31, 2009 and March 31, 2008 is as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
Distributions paid from:
Ordinary Income	$3,711,831	$15,185,506
Long-term capital gain	57,933	37,960,766
	$3,769,764	$53,146,272

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$561,948
Accumulated Long-term Capital Loss	(61,960,286)
Unrealized Appreciation / (Depreciation)	(119,136,285)
Cumulative Effect of Other Timing Differences	(185,600)
$(180,720,223)

At March 31, 2009, the Fund had unused capital loss carryovers of $25,785,567 expiring March 31, 2017.

The Fund has post October capital losses of $36,174,719 and post October currency losses of $43,200 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has decreased undistributed net investment income by $730,959, decreased accumulated capital loss by $730,958 and increased paid-in-capital by $1 at March 31, 2009. The reclassifications had no impact on net asset value.

NOTE 9. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

	Beginning			Ending
	Share			Share		Realized
Name of	Balance as			Balance as	Dividend	Gains
Affiliate	of 4/1/08	Purchases	Sales	of 3/31/09	Income	(Losses)	Market Value

Broadway Financial Corp.	129,280	—	—	129,280	$25,856	$—	$549,440
CCF Holding Co.	340,815	—	—	340,815	17,041	—	204,489
Perpetual Federal Savings Bank	165,930	—	—	165,930	132,744	—	1,825,230
Redwood Financial, Inc.	40,650	—	—	40,650	—	—	508,125
River Valley Bancorp	90,000	—	7	89,993	75,598	36	1,079,016
Third Century Bancorp	110,500	—	—	110,500	17,680	—	348,075
					$268,919	$36	$4,514,375

Notes to Financial Statements

March 31, 2009

NOTE 10. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”) “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133 (“SFAS 133”),” expands the disclosure requirements in SFAS 133 about entity’s derivative instruments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund’s financial statement disclosures.

NOTE 11. SUBSEQUENT EVENTS

At its regularly scheduled meeting held on April 24, 2009, the Board of Directors of the Fund considered and approved a proposal to restructure the Fund’s advisory contract. Under the proposed restructuring, two registered investment advisers (Rocky Mountain Advisers, LLC and Stewart Investment Advisers) affiliated with the Fund’s largest stockholders would become co-advisers to the Fund. Wellington Management Company, LLP (“Wellington Management”), the current adviser to the Fund, would step into a temporary sub-advisory role with respect to a discrete portion of the Fund’s investment portfolio. The new advisers intend to make a substantial investment, constituting approximately 50% of the Fund’s assets, in certain private investment funds currently managed by an affiliate of Wellington Management. Nicholas C. Adams, the Fund’s present portfolio manager, currently acts as portfolio manager for all or part of the assets of each of these private investment funds.

The new advisers would oversee the Fund’s private fund investments, supervise the sub-advisory activities of Wellington Management and manage the balance of the Fund’s assets in accordance with the Fund’s investment objective. Under the proposed restructuring, the new advisers would be paid an advisory fee at an annual rate equal to 1.25% of the average monthly total net assets of the Fund (including the private fund investments), but would reduce the advisory fee by the amount of management fees (but not performance fees) paid by the Fund to any Wellington Management-affiliated private investment fund or to Wellington Management pursuant to the sub-advisory agreement (although this reduction will not exceed 1.00% of the average monthly total net assets of the Fund).

As part of the proposed restructuring, the Board also approved a proposal to eliminate the Fund’s concentration policy, which requires it to invest at least 65% of its assets in financial services companies. The Fund would retain a separate concentration policy which requires it to invest at least 25% of its assets in financial services companies. The proposed restructuring and elimination of the concentration policy will require approval by the Fund’s stockholders. The Board has directed Fund management to prepare a proxy statement for submission to the Securities and Exchange Commission in anticipation that the proposals will be presented to stockholders at the Fund’s 2009 annual meeting.

The proposed restructuring is subject to the filing of a preliminary proxy statement and to other customary regulatory filings and approvals, and will require approval by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Report of Independent Registered Public Accounting Firm March 31, 2009

To the Stockholders and Board of Directors of First Opportunity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of First Opportunity Fund, Inc., (the “Fund”) (formerly, First Financial Fund, Inc.), including the portfolio of investments, as of March 31, 2009, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of First Opportunity Fund, Inc. for each of the two years in the period ended March 31, 2006 were audited by other auditors whose report, dated May 22, 2006, expresses an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Opportunity Fund, Inc. as of March 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the financial statements include investments valued at $25,689,866 (15.7% of total net assets) as of March 31, 2009, and $66,655,800 (22.4% of total net assets) as of March 31, 2008 whose fair value have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the Fund’s adviser.

Denver, Colorado
May 29, 2009

Additional Information Unaudited March 31, 2009

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http:// www.firstopportunityfund.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http:// www.firstopportunityfund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the First Opportunity Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal

Additional Information Unaudited March 31, 2009

Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Tax Information. For the calendar year ended December 31, 2008, the Fund made one dividend distribution on December 31, 2008 of $0.13 per share. The distribution consisted of 1.54% long-term gains and the remaining of ordinary income.

The fund hereby designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the fiscal year ended March 31, 2009:

Corporate Dividends Received Deduction — 94.22%
Qualified Dividend Income — 100%

Dividend Reinvestment Plan. Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N. A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N. A., P.O. Box 43011, Providence, RI 02940-3011.

Directors and Officers Unaudited

March 31, 2009

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

		Principal Occupation(s)
	Position, Length of	and Other Directorships	Number of Funds
Name,	Term Served, and	held During the Past	in Fund Complex†
Address*, Age	Term of Office	Five Years	Overseen by Director

Independent Directors

Joel W. Looney, Chairman Age: 47	Director of the Fund and Chairman of the Board of the Fund since 2003. Current term to expire at the 2009 Annual Meeting.	Partner (since 1999), Financial Management Group, LLC (investment adviser); Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since October 2007), The Denali Fund Inc.	4

Dr. Dean L. Jacobson Age: 70	Director of the Fund since 2003. Current term to expire at the 2009 Annual Meeting.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University; Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since October 2007), The Denali Fund Inc.	4

Richard I. Barr Age: 71	Director of the Fund since 2001. Current term to expire at the 2009 Annual Meeting.	Retired (since 2001); Manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage); Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since October 2007), The Denali Fund Inc.	4

		Principal Occupation(s)
	Position, Length of	and Other Directorships	Number of Funds
Name,	Term Served, and	held During the Past	in Fund Complex†
Address*, Age	Term of Office	Five Years	Overseen by Director

Interested Directors**

Susan L. Ciciora Age: 44	Director of the Fund since 2003. Current term to expire at the 2009 Annual Meeting.	Trustee (since 1994), Lola Brown Trust No. 1B and (since 1992) the Ernest Horejsi Trust No. 1B; Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation); Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since October 2007), The Denali Fund Inc.	4

John S. Horejsi Age: 41	Director of the Fund since 2006. Current term to expire at the 2009 Annual Meeting.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (since 2004), Boulder Growth & Income Fund, Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since October 2007), The Denali Fund Inc.	4

*                      Unless otherwise specified, the Directors’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

†                      Includes the Fund, Boulder Growth & Income Fund Inc., Boulder Total Return Fund, Inc., and The Denali Fund Inc.

**               Ms. Ciciora and Mr. Horejsi each are an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of FAS.

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on February 9, 2009. This table shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Position, Length of
Name,	Term Served, and	Principal Occupation(s) and Other Directorships
Address*, Age	Term of Office	held During the Past Five Years

Stephen C. Miller Age: 56	President of the Fund since 2003. Director and Chairman 2003-2004. Appointed annually.

President and General Counsel (since 1999), Boulder Investment Advisers LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1999), Stewart Investment Advisers; President (since 1999) and Director (1999-2004), Boulder Total Return Fund, Inc.; President (since 2002), Boulder Growth & Income Fund, Inc; President (since October 2007), The Denali Fund Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Carl D. Johns Age: 46	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund since 2003. Appointed annually.

Vice President and Treasurer (since 1999), Boulder Investment Advisers LLC; Assistant Manager (since 1999), Fund Administrative Services L.L.C.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 1999), Boulder Total Return Fund, Inc and (since 2002), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer (since October 2007), The Denali Fund Inc.

Joel L. Terwilliger Age: 40	Chief Compliance Officer of the Fund since 2007. Appointed annually.

Associate General Counsel (since 2006) and Chief Compliance Officer (since 2007), Boulder Investment Advisers LLC, Stewart Investment Advisers, Fund Administrative Services L.L.C., Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc.; Chief Compliance Officer (since October 2007), The Denali Fund Inc.; Senior Associate/Managing Counsel (2002-2006), Great-West Life & Annuity Insurance Company.

Stephanie J. Kelley Age: 52	Secretary since 2003. Appointed annually.

Secretary (since 2000), Boulder Total Return Fund, Inc.; Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Secretary (since October 2007), The Denali Fund Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; Employee (since 1999), Fund Administrative Services L.L.C.

Position, Length of
Name,	Term Served, and	Principal Occupation(s) and Other Directorships
Address*, Age	Term of Office	held During the Past Five Years

Nicole L. Murphey Age: 32	Vice President (since 2008) and Assistant Secretary since 2003. Appointed Annually.

Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Total Return Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since October 2007), The Denali Fund Inc.; Employee (since 1999) and Assistant Treasurer, Fund Administrative Services L.L.C.

*                      Unless otherwise specified, the Officers’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The Fund’s president has certified to the New York Stock Exchange that, as of March 31, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Investment Adviser	Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

 www.firstopportunityfund.com

The Fund’s CUSIP number is: 33587T108

c/o Computershare Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Item 2. Code of Ethics.

As of the end of the period covered by this report, First Opportunity Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the U.S. Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,000 and $29,000 for the fiscal years ended March 31, 2008 and March 31, 2009, respectively.

(b)           Audit-Related Fees — There were no fees billed for the fiscal years ended March 31, 2008 and March 31, 2009, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)           Tax Fees — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations were $6,875 and $7,250 for the fiscal years ended March 31, 2008 and March 31, 2009, respectively.

(d)           All Other Fees — There were no other fees billed for the fiscal years ended March 31, 2008 and March 31, 2009 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)           (1)    Audit Committee Pre-Approval Policies and Procedures.   The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)           (2)    Percentage of Services.  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2009 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)           Not applicable.

(h)           Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of First Opportunity Fund, Inc. (the “Fund”) hereby adopts the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (collectively, the “Voting Policies”).

1.             Policy.  It is the policy of the Board of Directors of the Fund (the “Board”) to delegate certain responsibilities for voting proxies relating to portfolio securities held by the Funds to an authorized officer of the Fund, subject to the Board’s continuing oversight.(1)  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940.

2.             Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Board and other authorized persons exercising this voting responsibility do so as a fiduciary, and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders, and with the goal of maximizing the value of the Fund and the shareholders’ investments.  Although typically an investment company’s adviser votes proxies, for reasons disclosed to and discussed by the Board (e.g., the possibility of aggregating securities of issuers regulated by the Office of Thrift Supervision with like securities of other clients of Wellington Management), the Board has instead delegated its proxy voting responsibility to a Proxy Committee (defined below) made up of Board members and has authorized officers of the Fund to vote proxies that are considered routine (e.g.,  approval of auditors and uncontested director elections).

3.             Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.     Review of Proxy Voting Procedures.  Management, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, Management has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.     Voting of Routine Proxies.  An authorized Officer of the Fund will vote all routine proxy items for the Fund in accordance with the Voting Guidelines.

c.     Voting of Non-Routine Proxies.  With respect to non-routine proxy issues (“Non-Routine Proxies”), Stephen C. Miller or his successor (i.e.,  President of the Fund and member of the Board) and at least one independent director (the “Proxy Committee”), after conducting such necessary due diligence as the Proxy Committee deems appropriate, will make a determination of how to vote, and direct an authorized Officer of the Fund to cause such vote to be cast.

d.     Seeking Advice from the Fund’s Adviser.  To the extent permitted by law, and to the extent assistance will not adversely affect the ability of Wellington Management (“Wellington”) to invest in financial services company securities for other clients, the Proxy Committee may seek, and Wellington has agreed to provide the  Proxy Committee with, notice of any special issues that might not be covered by the Voting Guidelines and use its best efforts to keep the Board and Management informed when Non-Routine matters arise or are anticipated.  In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how the Fund should vote.

e.     Voting Record Reporting.  To the extent any Non-Routine Proxies are voted, the Proxy Committee will present a summary of such actions for the Board at the next regular quarterly meeting.

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

Voting Policies and Procedures

No less than annually, Management shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Proxy Committee has identified as involving a conflict of interest(2), the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.             Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.             Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.	Name of the issuer of the portfolio security
2.	Exchange ticker symbol
3.	CUSIP #
4.	Shareholder meeting date
5.	Brief indication of the matter voted on
6.	Whether matter was proposed by the issuer or by a security holder
7.	Whether the Fund cast its vote on the matter
8.	How the Fund cast its vote
9.	Whether the Fund cast its vote for or against management

6.             Disclosures.

a.     The Fund shall include in any future registration statement:

i.      A description of the Voting Policies and the Voting Guidelines(3); and

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.     The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.      A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Fund’s telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

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charge, upon request, by calling the Fund’s telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.             Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires the Fund to retain:

1.        Proxy voting policies and procedures

2.        Proxy statements received regarding client securities

3.        Records of votes cast on behalf of clients

4.        Records of written client requests

5.        Any documents prepared by Management material to making a decision how to vote, or that memorialized the basis for the decision.

8.             Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Revised November 28, 2008 to reflect name change of First Financial Fund, Inc. to First Opportunity Fund, Inc.

(6) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

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EXHIBIT  A — VOTING GUIDLINES

The Fund’s proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager Biography

(As of March 31, 2009):

Nicholas C. Adams, Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP (“Wellington Management”), has served as Portfolio Manager of the Fund since inception (1986). Mr. Adams joined Wellington Management as an investment professional in 1983.

The following table shows information regarding other accounts managed by the Portfolio Manager

(As of March 31, 2009):

	Other Registered		Other Pooled
	Investment Companies(1)		Investment Vehicles		Other Accounts
	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*
All Accounts:	0	$0	5	$2,846.3	0	$0

Accounts where advisory fee is based on account performance (subset of above):	0	$0	5	$2,846.3	0	$0

(1) Does not include the Fund.

The following table shows shares of the Fund beneficially owned by the Portfolio Manager:

None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
X

Conflicts of Interest:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation:

Wellington Management receives a fee based on the assets under management of the Fund as set forth in an Investment Advisory Agreement between Wellington Management and the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2009.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the NASDAQ Banks Principal Only and John Hancock Bank & Thrift Opportunities Fund over one and three year periods, with an emphasis on three year results. Prior to December 1, 2007, the Portfolio Manager’s incentive payment relating to the Fund was also linked to the John Hancock Financial Trends Fund. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Adams is a partner of the firm.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announces Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
10/1/08 – 10/31/08	0	0	0.0%	2,500,000
11/1/08 – 11/30/08	74,200	4.43	3.0%	2,425,800
12/1/08 – 12/31/08	236,500	4.30	9.5%	2,189,300
1/1/09 – 1/31/09	0	0	0.0%	2,189,300
2/1/09 – 2/28/09	99,700	4.15	4.0%	2,089,600
3/1/09 – 3/31/09	50,800	3.74	2.0%	2,038,800
Total	461,200		18.4%

Item 10. Submission of Matters to a Vote of Security Holders.

On February 9, 2009, the Board of Directors of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may submit proposals to the Registrant’s Board of Directors.  The applicable sections of the Bylaws are set forth below:

Section 11(a)(2): For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be received by the Secretary at the principal executive office of the Corporation by 5:00 p.m., Mountain Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be received by the Secretary not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Section 11(b)(3): Special Meeting of Stockholders. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (2) of Section 11(a) shall be received by the Secretary at the principal executive office of the Corporation by 5:00 p.m., Mountain Time, not earlier than the 150th day and not later than the 120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

Section 11(c)(3): For purposes of this Section 11, the “date of public release of the notice” and “public announcement” both shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	June 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	June 8, 2009

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date:	June 8, 2009